UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2010
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 25, 2010, the Company issued a press release announcing that data from the clinical trials of vilazodone will be presented as posters at the annual meetings of the American Psychiatric Association and the Society of Biological Psychiatry. The press release is included as Exhibit 99.1 to this current report and incorporated herein by reference. The Company is furnishing presentation and poster materials, included as Exhibits 99.2 through 99.5 to this current report and incorporated herein by reference, which the Company presented at the annual meeting of the American Psychiatric Association on May 25, 2010. The Company is also furnishing presentation and poster materials, included as Exhibits 99.6 through 99.8 to this current report and incorporated herein by reference, which the Company presented at the annual meeting of the Society of Biological Psychiatry on May 22, 2010. The Company expressly disclaims any obligation to update this information and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in these posters does not signify that the information is necessarily considered material.
Caution Regarding Forward-Looking Statements.
     This filing and the documents that are incorporated by reference herein contain forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about our ability to obtain regulatory approval for, and successfully introduce any of, our therapeutic products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and all other statements regarding future performance. All such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to, risks related to whether vilazodone or any of our therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone or any of our other therapeutic products will be successfully marketed if approved; and those risks identified and discussed by the Company in its filings with the U.S. Securities and Exchange Commission.
     Forward-looking statements are not guarantees of performance. The future results of the Company could be affected by subsequent events and could differ materially from those expressed in the forward-looking statements. If future events and actual performance differ from the Company’s assumptions, the Company’s actual results could vary significantly from the performance projected in the forward-looking statements. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to disclose any revisions to any forward-looking statements or to report events or circumstances after the date of this filing.
     The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wishes to advise readers that the risks and uncertainties listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 8.01. Other Events.
     The information required to be presented in response to this item is contained in Item 7.01, which information is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by Clinical Data, Inc. on May 25, 2010.

99.2	Poster entitled “Efficacy and Tolerability of Vilazodone, a Dual-Acting Serotonergic Antidepressant, in the Treatment of Patients with Major Depressive Disorder (MDD)”

99.3	Poster entitled “A 1-Year Open-label Study Assessing the Safety and Tolerability of Vilazodone in Patients with Major Depressive Disorder”

99.4	Poster entitled “Vilazodone Pharmacokinetics in Subjects with Mild to Moderate Renal Impairment”

99.5	Poster entitled “Vilazodone Pharmacokinetics in Subjects with Mild to Moderate Hepatic Impairment”

99.6	Poster entitled “In Vitro Characterization of Vilazodone as a Dual-Acting Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”

99.7	Poster entitled “In Vivo and Ex Vivo Characterization of Vilazodone as a Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”

99.8	Poster entitled “Electrophysiological Assessment of Accelerated 5-HT1A Autoreceptor Desensitization in Rats Produced by Vilazodone, a Novel Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: May 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Clinical Data, Inc. on May 25, 2010.

99.2	Poster entitled “Efficacy and Tolerability of Vilazodone, a Dual-Acting Serotonergic Antidepressant, in the Treatment of Patients with Major Depressive Disorder (MDD)”

99.3	Poster entitled “A 1-Year Open-label Study Assessing the Safety and Tolerability of Vilazodone in Patients with Major Depressive Disorder”

99.4	Poster entitled “Vilazodone Pharmacokinetics in Subjects with Mild to Moderate Renal Impairment”

99.5	Poster entitled “Vilazodone Pharmacokinetics in Subjects with Mild to Moderate Hepatic Impairment”

99.6	Poster entitled “In Vitro Characterization of Vilazodone as a Dual-Acting Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”

99.7	Poster entitled “In Vivo and Ex Vivo Characterization of Vilazodone as a Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”

99.8	Poster entitled “Electrophysiological Assessment of Accelerated 5-HT1A Autoreceptor Desensitization in Rats Produced by Vilazodone, a Novel Serotonin Reuptake Inhibitor and 5-HT1A Receptor Partial Agonist”